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                                                                   Exhibit 10.20

      SUBORDINATION AGREEMENT dated as of May 20, 1998 (the "Agreement"), by and among PBO PROPERTY FUND, L.L.C. (the "Fund"), a limited liability company formed and existing under the laws of the State of Delaware; PBO PROPERTY CAPITAL, L.L.C. (the "Managing Member"), a limited liability company formed and existing under the laws of the State of Delaware; PBO HOLDINGS, L.L.C. (the "Holding Company"), a limited liability company formed and existing under the laws of the State of Delaware; each of the Portfolio Holding Companies and Controlled Portfolio Companies (each as defined by reference below) that from time to time hereafter shall become parties hereto; BANC ONE CAPITAL HOLDINGS CORPORATION ("BOCHC"), a corporation organized and existing under the laws of the State of Ohio; PIONEER REAL ESTATE ADVISORS, INC. ("PREA"), a corporation organized and existing under the laws of the State of Delaware; THE PIONEER GROUP, INC. ("TPG"), a corporation organized and existing under the laws of the State of Delaware; and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"), an agency of the United States of America. ((i) The Managing Member, BOCHC, PREA, TPG and each of their respective Affiliates (as defined by reference below), other than any such Affiliate that is a Financing Credit Party (as defined in the recitals below), and (ii) each Member of the Fund that hereafter becomes a party hereto, are sometimes referred to herein collectively as the "Subordinated Creditors" and individually as a "Subordinated Creditor.")

                              W I T N E S S E T H:

      WHEREAS, BOCHC, PREA and TPG, directly or indirectly, own member interests in the Fund, which they have formed to seek to achieve current income and long term capital gains for its members by investing in companies directly or indirectly organized by it to acquire and develop light industrial, manufacturing, commercial, office, distribution, warehouse, certain hotel and retail real property and related real estate assets in Central and Eastern Europe and in the New Independent States (each as defined by reference below), and to lease such properties on a long-term basis to U.S. and other international financially responsible tenants or to sell such properties to U.S. and other international financially responsible purchasers;

      WHEREAS, to obtain financing for the Fund's investments and operations, the Fund, the Managing Member, the Holding Company and OPIC are contemporaneously herewith entering into an Amended and Restated Finance Agreement dated as of the date hereof (the "Finance Agreement") pursuant to which OPIC has agreed to provide the Fund with a credit facility in the amount of up to U.S. $160,000,000 (the "Loan"), subject to certain terms and conditions, including, without limitation, that (i) the Fund, the Holding Company, and each of the Portfolio Holding Companies and Controlled Portfolio Companies in which the Fund may in the future, directly or indirectly, acquire an interest (collectively, the "Financing Credit Parties") and (ii) the Subordinated Creditors, each execute, deliver and comply with this Agreement; and
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      WHEREAS, to induce OPIC to provide the Loan, which will be of material benefit to each of the Subordinated Creditors, each Subordinated Creditor wishes to subordinate obligations owing to it from any Financing Credit Party, to certain obligations of the Financing Credit Parties to OPIC in accordance with the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Financing Credit Parties, the Subordinated Creditors and OPIC, intending legally to be bound hereby, agree as follows:

      SECTION 1. DEFINITIONS; INTERPRETATION.

            (a) All capitalized terms used in this Agreement, including the recitals hereto, and not otherwise defined herein shall have the meanings assigned thereto in the Finance Agreement.

            (b) Unless otherwise provided, the following capitalized terms used herein shall have the meanings specified below:

            "SENIOR AGREEMENTS" means, collectively, the Finance Agreement, the Loan Documents, the Security Documents, and the Funding Documents.

            "SENIOR OBLIGATIONS" means all obligations of each of the Financing Credit Parties owing to OPIC or any other Indemnified Person, now or hereafter existing or arising, whether by operation of law, under any Senior Agreement or any other agreement between or among any Indemnified Persons and one or more of the Financing Credit Parties entered into in connection with the Loan, including those obligations thereunder (including under Section 2.9(b) of the Finance Agreement) or arising by operation of law, that operate to (i) indemnify, defend and/or hold harmless any Indemnified Person from and against, (ii) reimburse any Indemnified Person for any legal or other expense incurred in connection with, or (iii) contribute to, in each case, any Loss or any other claim, loss, liability, obligation, damage, penalty, action, judgment, suit, cost, expense or disbursement that may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to, arising out of, or based on the proposed activities of any of the Financing Credit Parties, whether for principal, interest, fees, premium, expenses, or otherwise. Without limitation, the Senior Obligations shall include interest that accrues, or that would accrue but for the operation of an automatic stay or similar provision, after the filing of a petition initiating any proceeding referred to in Section 4(a).

            "SUBORDINATED OBLIGATIONS" means all obligations for payment of money by each of the Financing Credit Parties owing to any Subordinated Creditor, now or hereafter existing or arising, whether arising by operation of law, under the Fund Operating Agreement, the Charter Documents of the Managing Member or any other agreement between or among any Subordinated


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Creditors and one or more of the Financing Credit Parties entered into in connection with the Fund's proposed activities, including, any Voluntary Loan (as defined in the Fund Operating Agreement), any Financial Services Agreement, Property Management Agreement, Construction Management Agreement or Facilities Management Agreement for payment of the Management Fee, any Construction Management Fee, Facilities Management Fee, Property Management Fee or other fee and further including those obligations under any agreement or arising by operation of law, that operate to (i) indemnify, defend and/or hold harmless any Indemnified Person from and against, (ii) reimburse any Indemnified Person for any legal or other expense incurred in connection with, or (iii) contribute to, in each case, any Loss or any other claim, loss, liability, obligation, damage, penalty, action, judgment, suit, cost, expense or disbursement that may be imposed on, incurred by, or asserted against any Indemnified Person in any way relating to, arising out of, or based on the proposed activities of any of the Financing Credit Parties, whether for principal, interest, fees, premium, expenses, or otherwise.

            (c) In this Agreement, unless otherwise indicated or otherwise required by the context:

                  (i) reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, supplemented, revised, or modified from time to time;

                  (ii) all references to a "Section," "Schedule," or "Exhibit"
            are to a Section hereof or to a Schedule or an Exhibit attached hereto;

                  (iii) the section headings and other captions in this
            Agreement are for the purpose of reference only and do not limit or affect its meaning;

                  (iv) defined terms in the singular include the plural and
            vice-versa and the masculine, feminine or neuter gender include all genders;

                  (v) reference to any individual, corporation, partnership, limited liability company or other Person shall be deemed a reference to such individual, corporation, partnership, limited liability company or other Person together with its permitted successors and assigns from time to time;

                  (vi) the words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision or Section of this Agreement;


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                  (vii) phrases such as "satisfactory to OPIC", "to OPIC's
            satisfaction", and other phrases of similar import authorize and permit OPIC to approve, disapprove, act or decline to act in its sole discretion;

                  (viii) the word "reasonable" (and words of similar import) in any context herein applicable to any actions or determinations by OPIC shall mean reasonable for OPIC, taking into account the prevailing facts and circumstances, OPIC's generally applicable internal policy guidelines at that time, OPIC's nature as a governmental and not a commercial entity, and the obligations imposed on OPIC pursuant to the Foreign Assistance Act of 1961, as amended; and

                  (ix) the words "include," "includes," and "including" when used in this Agreement shall mean, as required by the context, include, includes, and including "without limitation," "without limitation by specification" or "but not limited to."

      SECTION 2. AGREEMENT TO SUBORDINATE. The Subordinated Obligations are and shall be, to the extent and in the manner hereinafter set forth, subordinate and junior in right of payment to the prior payment in full in Dollars of the Senior Obligations.

      SECTION 3. NO CLAIM OR PAYMENT.

            (a) No part of the Subordinated Obligations shall have any claim to any assets of any Financing Credit Party on a parity with or prior to the claim of the Senior Obligations.

            (b) Unless and until the Senior Obligations (other than the Deferred Guaranty Fee) shall have been paid in full in Dollars, no Subordinated Creditor shall ask, demand, sue for, accept, take, or receive from or on account of any Financing Credit Party, and no Financing Credit Party shall make, give, or permit, directly or indirectly, in cash or other property, or by set-off, redemption, purchase, or in any other manner, any payment or prepayment of, or collateral security for, all or any of the Subordinated Obligations, provided, however, that so long as no Event of Default has occurred and is continuing, a Subordinated Creditor may receive, and the Financing Credit Parties may make, payments of Subordinated Obligations to the extent, but solely to the extent, such payments are for Permitted Expenses or represent a tax distribution, in either case in accordance with Section 7.3(b), (c) or (d) of the Finance Agreement.

      SECTION 4. IN FURTHERANCE OF SUBORDINATION.

            (a) Without limiting the generality of Section 3, but subject to
Section 3(b), in the event of:


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                  (i) any payment, distribution, division, or application,
            voluntary or involuntary, by operation of law or otherwise, of or from all or any part of the assets or business of a Financing Credit Party to creditors of such Financing Credit Party, or any payment, distribution, division or application of or from any assets of any Person for the account of a Financing Credit Party; or

                  (ii) any dissolution, liquidation, or other winding up of a
            Financing Credit Party or its business, or any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, or any arrangement or proceeding by or against a Financing Credit Party for any relief under any bankruptcy, reorganization, or insolvency law or laws or any law relating to the relief of debtors, readjustment of indebtedness, or composition, or any other marshaling of the assets and liabilities of a Financing Credit Party;

then any payment, distribution, division or application of any kind (whether in cash, property, or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid or delivered directly to OPIC for its account or for the account of another Indemnified Person for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations, until the Senior Obligations shall have been paid in full in Dollars.

            (b) All payments, distributions, divisions or applications of cash, property or securities on or with respect to the Subordinated Obligations or otherwise paid or distributed by or on account of a Financing Credit Party which are received by a Subordinated Creditor contrary to the provisions of this Agreement or any Financing Document shall be received in trust for the benefit of OPIC, shall at all times be segregated from other funds and property held by such Subordinated Creditor, and shall be forthwith paid over to OPIC in the same form as so received (with any necessary indorsement or document of transfer) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations in accordance with the terms of the Senior Agreements.

            (c) Each Subordinated Creditor hereby irrevocably and expressly authorizes and empowers OPIC, or such Person as OPIC may direct, in connection with any action, suit, other legal proceeding, arbitral proceeding or investigation (collectively an "Action"), event, circumstances, distribution, division, application or payment described in subsection (a) above, to demand, sue for, collect, and receive every such payment, distribution, division or application referred to in such subsection and give acquittance therefore, and to file claims and proofs of claim or other instruments of similar character, and vote or give or withhold consent with respect to any plan of reorganization or other matter presented to creditors, in any statutory or non-statutory Action and to take such other actions, in its own name, or in the name of such Subordinated


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Creditor or otherwise, as OPIC may deem necessary or advisable for the enforcement of this Agreement.

            (d) Without limiting any of OPIC's other rights, privileges and remedies, OPIC is hereby authorized to demand specific performance, injunctive relief or any other equitable remedy in connection with this Agreement, whether or not any of the Financing Credit Parties shall have complied with any of the provisions hereof applicable to it, at any time when any Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Subordinated Creditor hereby irrevocably and expressly waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to any such relief or remedy or the requirement to prove irreparable harm as a condition for any such relief or remedy.

      SECTION 5. NO COMMENCEMENT OF ANY PROCEEDING. Unless and until the Senior Obligations shall have been paid in full in Dollars, no Subordinated Creditor shall: (a) commence, or join with any other creditor (other than OPIC) in commencing, any Action referred to in Section 4(a) or any other Action to enforce or collect the Subordinated Obligations; nor (b) unless the Senior Obligations shall theretofore have become, or been declared, due and payable in full, accelerate the maturity of all or any part of the Subordinated Obligations.

      SECTION 6. RIGHTS OF SUBROGATION. No payment or distribution to OPIC pursuant to the provisions of this Agreement shall entitle any Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been paid in full in Dollars.

      SECTION 7. FURTHER ASSURANCES. Each of the Subordinated Creditors and the Financing Credit Parties shall, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents (including powers of attorney, assignments, and proofs of claim), and promptly take all other action (including filing proofs of claim and taking other actions to collect the Subordinated Obligations) that may be necessary or desirable, or that OPIC may request, in order to protect any right, privilege or remedy granted or purported to be granted hereby or to enable OPIC to exercise and enforce its rights, privileges, and remedies hereunder. Each Subordinated Creditor and Financing Credit Party hereby irrevocably appoints OPIC as its attorney-in-fact (which appointment is coupled with an interest), with full authority in the place and stead of such Subordinated Creditor or Financing Credit Party, as applicable, and in the name of such Subordinated Creditor, Financing Credit Party or in its name, to take any action and to execute any instrument or document that OPIC may deem necessary or advisable to accomplish the foregoing or to enforce its rights, privileges or remedies under this Agreement.

      SECTION 8. AGREEMENT BY THE FINANCING CREDIT PARTIES. The Financing Credit Parties shall not make any payment or distribution of or on account of any of the Subordinated Obligations in contravention of, or take any other action inconsistent with the provisions of, this Agreement.

      SECTION 9. WAIVER. Each of the Subordinated Creditors and the Financing Credit Parties


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hereby irrevocably and expressly waives promptness, diligence, notice of acceptance, and any other notice (except as such notice is expressly required by the terms of an applicable Financing Document) or formality with respect to any of the Senior Obligations and this Agreement and any requirement that OPIC protect, secure, perfect, or insure any Lien or any property subject thereto or exhaust any right, privilege or remedy or take any action against the Financing Credit Parties or any other Person or any collateral.

      SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of the Subordinated Creditors and the Financing Credit Parties hereby represents and warrants to OPIC that (a) the execution, delivery, and performance by such Person of this Agreement has been duly and validly authorized by all necessary action and (b) this Agreement has been duly and validly executed and delivered by such Person and constitutes the legal, valid, and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally or principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      SECTION 11. AMENDMENT, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure of any Subordinated Creditor or any of the Financing Credit Parties therefrom shall in any event be effective unless the same shall be in writing and signed by OPIC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 12. EXPENSES.

            (a) BOCHC (jointly and severally as between itself and each of its respective Affiliates, other than any Affiliate that is a Financing Credit Party) agrees to pay or reimburse, upon demand, OPIC, or such Person as OPIC may direct, the amount of any and all costs, fees and expenses, including the reasonable fees and expenses of its counsel, which OPIC, or such Person on behalf or at the direction of OPIC, may incur in connection with the exercise or enforcement of any of OPIC's rights, privileges or remedies hereunder with respect to BOCHC and/or any of its Affiliates, other than any Affiliate that is a Financing Credit Party.

            (b) TPG and PREA (jointly and severally as between each other and as among each of their other respective Affiliates, other than any Affiliate that is a Financing Credit Party) each agree to pay or reimburse, upon demand, OPIC, or such Person as OPIC may direct, the amount of any and all costs, fees and expenses, including the reasonable fees and expenses of its counsel, which OPIC, or such Person on behalf or at the direction of OPIC, may incur in connection with the exercise or enforcement of any of OPIC's rights, privileges or remedies hereunder with respect to TPG, PREA and/or any of their respective Affiliates, other than any Affiliate that is a Financing Credit Party.


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            (C) Each Member (other than BOCHC, the Managing Member or TPG, jointly and severally as between itself and each of its respective Affiliates, other than any Affiliate that is a Financing Credit Party) agrees to pay or reimburse, upon demand, OPIC, or such Person as OPIC may direct, the amount of any and all costs, fees and expenses, including the reasonable fees and expenses of its counsel, which OPIC, or such Person on behalf or at the direction of OPIC, may incur in connection with the exercise or enforcement of any of OPIC's rights, privileges or remedies hereunder with respect to such Member and/or any of its Affiliates, other than any Affiliate that is a Financing Credit Party.

      SECTION 13. NO WAIVER; CUMULATIVE RIGHTS.

            (a) No failure or delay by OPIC in exercising any right, privilege, or remedy, and no course of dealing between OPIC and any of the parties hereto, shall operate as a waiver thereof or otherwise impair any of its rights, privileges, or remedies. No single or partial exercise of any such right, privilege or remedy shall preclude any other or further exercise thereof or the exercise of any other right, privilege or remedy. No waiver of any such right, privilege or remedy shall be effective unless given in writing and then only to the extent expressly set forth in such writing.

            (b) The rights, privileges and remedies provided for herein are cumulative and are not exclusive of any other rights, privileges, or remedies provided by law or equity. The assertion or employment of any right, privilege or remedy hereunder, or otherwise, shall not prevent the concurrent or successive assertion of any other appropriate right, privilege or remedy.

      SECTION 14. SUBORDINATION NOT IMPAIRED.

            (a) Without further consent by or notice to any Subordinated Creditor, and without further consent by or notice to any Financing Credit Party in its capacity as a party to this Agreement, and without impairing, abridging, releasing, or affecting the subordination provided for herein: (i) any demand for payment of any of the Senior Obligations may be rescinded in whole or in part, and any of the Senior Obligations, or the liability of the Financing Credit Parties or any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released; (ii) any document or instrument evidencing or governing the terms of any Senior Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, waived, supplemented, or terminated, in whole or in part as OPIC may deem advisable, and any collateral security at any time held by OPIC for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered, or released; (iii) OPIC may exercise or refrain from exercising any right, remedy, or privilege granted by any document or instrument creating, evidencing, or otherwise relating to the Senior Obligations, or at law, in equity, or otherwise, with respect to the Senior Obligations or any Lien (legal or equitable) held, given, or intended to be given therefor


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(including the right to perfect any Lien created in connection therewith) in accordance with the terms thereof; and (iv) any interest of OPIC in any balance of funds with any bank or other institution at any time standing to the credit of any Financing Credit Party or any guarantor of any of the Senior Obligations may, from time to time, in whole or in part, be surrendered or released by OPIC, all as OPIC may deem advisable.

            (b) OPIC shall not be prejudiced in its right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of any Financing Credit Party or failure by any Financing Credit Party to provide any Subordinated Creditor with any notice whatsoever.

            (c) OPIC shall be conclusively presumed to have acquired all Senior Obligations, whether now outstanding or hereafter created, in reliance on the terms of this Agreement.

      SECTION 15. CONTINUING AGREEMENT, TRANSFER OF SUBORDINATED OBLIGATIONS.

            (a) This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Senior Obligations shall have been paid in full in Dollars, and continue to be effective, or be reinstated, as the case may be, if at any time any payment of all or any part of the Senior Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy, or reorganization of any of the Financing Credit Parties or any other Financing Party or for any other reason, all as though such payment had not been made,
(ii) be binding upon each Subordinated Creditor, the Financing Credit Parties, and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by OPIC and its successors and assigns.

            (b) Except as expressly permitted by the terms of Sections 6.1(a)(i) and 7.11 of the Finance Agreement in respect to the transfer of its interest in the Fund, no holder of Subordinated Obligations will sell, assign, grant a security interest in, pledge, encumber, or otherwise dispose of any of the Subordinated Obligations or any interest therein with respect to the payment of amounts already owing by any Financing Credit Party to any Subordinated Creditor, without the prior written consent of OPIC.

      SECTION 16. NOTICES. Each report, demand, notice and other communication to be given under this Agreement (a "Notice") shall be in writing in the English language, be delivered by hand, overnight courier, registered or certified mail (with all postage thereon prepaid), telegram, or facsimile and be deemed to have been duly given when received by the addressee, or if sent by facsimile upon transmission to the below specified number with confirmation of same (or on the immediately succeeding Business Day, if received or transmitted either on a day which is not a Business Day or after 5:00 p.m. on a day which is a Business Day, in either case in the city where the principal office of the recipient is situated), as follows:


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      If to any Financing Credit Party or any Subordinated Creditor:

            PBO Property Fund, L.L.C.
            c/o Banc One Capital Corporation
            OHI 0340
            1101 30th Street, N.W.
            Suite 200
            Washington, DC 20007
            Facsimile:  (202) 333-1158
            Telephone:  (202) 337-6300
            Attn: Mr. William A. Delphos, Managing Director

            With a copy to:

            Pioneer Real Estate Advisors, Inc.
            60 State Street
            Boston, MA 02109
            Facsimile:  (617) 422-4286
            Telephone:  (617) 422-4804
            Attn: Mr. Stephen G. Kasnet, President

            and to:

            The Pioneer Group, Inc.
            60 State Street
            Boston, MA 02109
            Facsimile:  (617) 422-4293
            Telephone:  (617) 422-4981
            Attn: Robert P. Nault, Esq.

      If to OPIC:

            Overseas Private Investment Corporation
            1100 New York Avenue, N.W.
            Washington, D.C. 20527
            Attn: Administrator, Investment Funds Department
            Telephone:  (202) 336-8507
            Facsimile:  (202) 842-5194
            with a copy to: Vice President and Treasurer
            Telephone:  (202) 336-8532
            Facsimile:  (202) 408-9862


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Any party, by written notice to the other, may change the address to which
Notices should be sent to it.

      SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

      SECTION 18. JURISDICTION AND CONSENT TO SUIT.

            (a) Without prejudice to OPIC's right to bring suit in any appropriate domestic or foreign jurisdiction, any action or proceeding to enforce this Agreement may be brought by OPIC in any state or federal court of competent jurisdiction in the State of New York or the District of Columbia of the United States of America or in any other jurisdiction where the party against whom OPIC has brought suit or any of its assets or property may be found or subject to jurisdiction. Each of the Financing Credit Parties and the Subordinated Creditors hereby irrevocably waives any present or future defense or objection to any such venue (including forum non conveniens), and irrevocably and unconditionally consents and submits, for itself and in respect of any of its assets or property, to the non-exclusive jurisdiction of any such court. Final judgment against any Subordinated Creditor or any Financing Credit Party in any action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and obligation of such Subordinated Creditor or Financing Credit Party.

            (b) Prior to the Restructuring Disbursement Date, each of the Subordinated Creditors and the Financing Credit Party existing on the date hereof shall, and contemporaneously with or prior to its execution and delivery of its counterpart hereof, each Financing Credit Party formed after the date hereof shall designate and appoint an agent for service of process in the District of Columbia as such Person's authorized agent to receive and accept on its behalf service of process in any proceeding and shall provide to OPIC's satisfaction evidence of the prepayment in full of the fees of such agent through the period expiring six months after the Maturity Date. Service of process, writ, judgment or other notice of legal process upon such said agent shall be deemed and held in every respect to be effective personal service upon the Financing Credit Party or any such Subordinated Creditor. The Financing Credit Parties and each Subordinated Creditor shall cause each such appointment (or that of a successor satisfactory to OPIC) to be maintained continuously in effect at all times during the effectiveness of this Agreement and any Financing Document. Nothing herein shall affect OPIC's right to serve process in any other manner permitted by Applicable Law.

      SECTION 19. ARBITRATION.

            (a) Any dispute, controversy or claim arising out of, or relating to, or in


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connection with this Agreement, to which OPIC, on the one hand, and any
Financing Credit Party or any Subordinated Creditor, as the case may be, on the other hand, is a party (including the breach, termination or validity hereof), and any dispute concerning the scope of this arbitration clause, may, at OPIC's sole option exercised by written notice to the Financing Credit Parties or the Subordinated Creditors, as the case may be, be referred for final settlement by arbitration in accordance with the Rules. The arbitration shall be held in the Washington, D.C. metropolitan area. Upon sending out a notice by OPIC of its election to resolve by arbitration any dispute, controversy or claim pursuant to this Section 19 (the "Arbitration Notice"), each of the Financing Credit Parties and the Subordinated Creditors, as the case may be, shall be obligated to settle such dispute, controversy or claim as provided in this Section 19. The Fund Parties, the Subordinated Creditors and OPIC hereby agree to the jurisdiction of the arbitral panel with respect to such dispute, controversy or claim referred to arbitration. The arbitration shall be conducted in the English language.

            (b) The arbitration shall be conducted by three (3) arbitrators. Each of (i) OPIC, on the one hand, and (ii) the Financing Credit Parties and the Subordinated Creditors, as the case may be, jointly, on the other hand, shall appoint one arbitrator, and each appointing party shall notify the other appointing party (parties) of the name of its appointee within sixty (60) days of the date of the Arbitration Notice. The two (2) arbitrators so selected shall together, within sixty (60) days after the date on which the first two (2) arbitrators were required to be appointed, appoint the third, presiding arbitrator. If an arbitrator must be replaced for any reason, the party or parties that selected such arbitrator shall appoint a substitute arbitrator within thirty (30) days of the date upon which such replacement became necessary. If such appointing party or parties fails to appoint any arbitrator (whether the original or replacement arbitrator, as the case may be) within the time limits provided hereunder, such arbitrator(s) shall, upon the written request of any party to the arbitration that has made its appointment, be appointed by the ICC. Each arbitrator shall be fluent in the English language, shall be a disinterested person, and shall be an attorney qualified to practice law in the Washington, D.C. metropolitan area for a minimum of five (5) years, with experience in representing lenders and borrowers in international financial transactions. Any party to such an arbitral proceeding may, within ten (10) days of notice of an appointment, challenge the appointment of an arbitrator as lacking the qualifications set forth in the preceding sentence pursuant to the procedures prescribed by the ICC. Any determination by the ICC as to qualifications shall be final and binding and not subject to judicial review.

            (c) Each arbitral panel established hereunder shall make its decisions entirely on the basis of this Agreement, the relevant Financing Documents, as applicable, the governing law provisions herein or therein, and the Rules. Any arbitration proceeding or award rendered hereunder and the validity, effect and interpretation of the arbitration agreement contained in this Section 19 shall be governed by the laws of the State of New York (without reference or regard to its principles of conflict of laws) and by the New York Convention on the Recognition and Enforcement of Foreign Arbitration Awards, June 10, 1958.

            (d) OPIC shall communicate its statement of claim and/or defense in writing to the other parties to the arbitration and the arbitral panel within a period of time to be determined by the panel. Such other parties shall file a statement of claim and/or defense within a period of time to be determined by the panel. The parties to the arbitration may be represented or assisted by legal counsel of their choice. The arbitral panel shall determine a date on which it shall commence taking evidence, which date shall not be less than sixty
(60) days after the submission of such statement of claim or defense, unless the parties to the arbitration agree otherwise. Where the Rules do not provide for a particular situation, the arbitral panel shall by a majority, in its absolute discretion, determine the course of action to be followed and its decision shall be final.

            (e) The arbitral panel shall issue a written decision and award within sixty (60) days after the conclusion of the relevant proceedings. Any award of the arbitral panel shall be final and binding, and judgment upon any arbitral award may be entered and enforced by any court or judicial authority of competent jurisdiction. Any money award shall be made and shall be payable in Dollars. The award shall be limited to the scope of the submissions and in no circumstance shall the arbitral panel render an award ex aequo et bono or as amiable compositeur. If any party to the arbitration wishes to submit a request that the arbitral panel interpret the award or correct any clerical, typographical or computation errors, or make an additional award as to claims presented but omitted from the award, such request shall be submitted to the arbitral panel and the other parties to the arbitration within ten (10) days after the award. If the panel considers such request justified, after considering the contention of the parties to the arbitration, the panel shall promptly comply with such request.

            (f) In invoking any arbitration pursuant to this Section 19, OPIC shall not be deemed to have waived any rights, immunities or privileges to which it or any of its directors, officers or employees is entitled. By submitting to arbitration, OPIC shall not be deemed to have submitted to the jurisdiction of any court other than the United States Court of Claims in Washington, D.C.

      SECTION 20. WAIVER OF JURY TRIAL. EACH OF THE FINANCING CREDIT PARTIES, THE SUBORDINATED CREDITORS AND OPIC HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN OR AMONG THEM ESTABLISHED BY THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

      SECTION 21. WAIVER OF LITIGATION PAYMENTS. In the event that any action (including any Action referred to in Section 4(a)) is initiated by or on behalf of OPIC against any Subordinated Creditor, Financing Credit Party or any other party to any Financing Document (other than OPIC), such Subordinated Creditor and Financing Credit Party, to the fullest extent permissible under applicable law or equity, hereby expressly and irrevocably waives its right to, and agrees not to request, plead, or claim that any OPIC Plaintiff post, pay, or offer any Litigation Payment and the Subordinated Creditors and the Financing Credit Parties further waive any right that any such Subordinated Creditor or Financing Credit Party may now or hereafter have to object to an OPIC Plaintiff's claim that such OPIC Plaintiff should be exempt or immune from posting, paying, making, or offering any such Litigation Payment,

      SECTION 22. SEVERABILITY. If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the parties hereto agree, to the fullest extent permitted by law, that (a) the validity, legality, and enforceability of the remainder of such provision in such jurisdiction shall not be affected or impaired thereby and (b) any such prohibition, invalidity, illegality or unenforceability shall not render any such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

      SECTION 23. INDEPENDENT OBLIGATIONS. The obligations of each of the Subordinated Creditors and of each of the Financing Credit Parties under this Agreement are: (i) independent of the obligations of each other Subordinated Creditor or Fund Party, as applicable, and shall not be affected or impaired by the execution and delivery, failure of execution and delivery, or breach of this Agreement or any agreement by any other Subordinated Creditor or Financing Credit Party, (ii) absolute, unconditional and irrevocable, full recourse and general obligations of the Subordinated Creditor or Financing Credit Party, and
(iii) shall be satisfied strictly in accordance with the terms of this Agreement, under all circumstances whatsoever.

      SECTION 24. EFFECTIVENESS.

            (a) Contemporaneously with the formation of each Portfolio Holding Company and each Controlled Portfolio Company, the Fund shall cause such Portfolio Holding Company or Controlled Portfolio Company, as the case may be, to become a party hereto and to: (i) deliver to OPIC an original counterpart of this Agreement, duly executed by one of its Authorized Officers; and (ii) engage an agent for service of process in accordance with Section 18(b).

            (b) Prior to accepting any Voluntary Loan or advance from any Member (other than a Member which is already a party to this Agreement), Fund shall cause the Member that proposes to make such Loan or other advance to become a party hereto and to: (i) deliver to OPIC an original counterpart of this Agreement, duly executed by one of its Authorized Officers; and (ii) engage an agent for service of process in accordance with Section 18(b).

      SECTION 25. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument, and unless prohibited by law, the parties agree to accept facsimile counterparts of the signature pages of this Agreement as original copies hereof.

                         [Signatures on following pages]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Subordination Agreement to be executed and delivered on its behalf by its Authorized Officer as of the date first above written.


                        OVERSEAS PRIVATE INVESTMENT CORPORATION


                        By: /s/ Austin J. Belton
                            -----------------------------------
                             AUSTIN J. BELTON
                        Its: INVESTMENT FUNDS MANAGER
                             OVERSEAS PRIVATE INVESTMENT CORP.
                            -----------------------------------


                        PBO PROPERTY FUND, L.L.C.,
                        a Delaware limited liability company

                        By:   PBO Property Capital, L.L.C.,
                              a Delaware limited liability company
                        Its:  Managing Member


                              By: /s/ Stephen G. Kasnet
                                  ------------------------------------

                              Its: President
                                   -----------------------------------


                        PBO PROPERTY CAPITAL, L.L.C.,
                        a Delaware limited liability company

                        By:   Pioneer Real Estate Advisors, Inc.,
                              a Delaware corporation
                        Its:  Managing Member


                              By: /s/ Stephen G. Kasnet
                                  ------------------------------------

                              Its: President
                                   -----------------------------------

                        BANC ONE CAPITAL HOLDINGS CORPORATION,
                        an Ohio corporation


                        By:  /s/ David R. Meuse
                           ------------------------------------------

                        Its: President
                            -----------------------------------------


                        PIONEER REAL ESTATE ADVISORS, INC.,
                        a Delaware corporation


                        By: /s/ Stephen G. Kasnet
                            -----------------------------------------

                        Its: President
                            -----------------------------------------


                        THE PIONEER GROUP, INC.,
                        a Delaware corporation


                        By: /s/ Stephen G. Kasnet
                            -----------------------------------------

                        Its: Vice President
                            -----------------------------------------


                        PBO HOLDINGS, L.L.C.,
                        a Delaware limited liability company

                        By:  PBO Property Fund, L.L.C.,
                             a Delaware limited liability company
                        Its: Sole Member


                             By: /s/ Stephen G. Kasnet
                                 -----------------------------------------

                             Its: President
                                 -----------------------------------------